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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             ----------------------


                       DATE OF REPORT:        SEPTEMBER 15, 2004
                                       ---------------------------------
                                       (DATE OF EARLIEST EVENT REPORTED)



                              TECHTEAM GLOBAL, INC.
                              ---------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                     0-16284                 38-2774613
-----------------------------      ----------------       ----------------------
(STATE OR OTHER JURISDICTION       (COMMISSION FILE       (I.R.S. EMPLOYER
OF INCORPORATION)                  NUMBER)                IDENTIFICATION NUMBER)


        27335 WEST 11 MILE ROAD
          SOUTHFIELD, MICHIGAN                                     48034
----------------------------------------                        ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


                                 (248) 357-2866
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  See Discussion in Item 2.03

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

                  On September 15, 2004, TechTeam Global, Inc. (the "Company") completed a loan transaction with Standard Federal Bank N.A. The Business Loan Agreement ("Loan Agreement"), dated September 7, 2004, provides the Company with a revolving line of credit of Five Million Dollars ($5,000,000). A copy of the Loan Agreement is filed as Exhibit 10.1 to this report. Advances under the Loan Agreement, when made, will be 100% secured by cash placed in the Company's demand deposit account at Standard Federal Bank N.A. The loan term may be accelerated upon default of the Loan Agreement, including failure to pay, breach of representations or covenants, bankruptcy and other customary defaults.

                  The Loan Agreement subject to the terms and conditions of a Promissory Note (Line of Credit) ("Promissory Note"), a copy of which is attached as Exhibit 10.2 to this report. Under the Promissory Note, the Company will pay interest on advances at a rate per annum equal to one half of one percent (1/2%). Interest only payments are due monthly. The principal balance and all accrued interest shall be due on September 7, 2006.

                  The foregoing discussions of the Loan Agreement and Promissory Note are entirely qualified by reference to the Loan Agreement and Promissory Note, which are incorporated by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (C)   THE FOLLOWING EXHIBITS ARE INCLUDED WITH THE REPORT

EXHIBIT 10.1 Business Loan Agreement, dated September 7, 2004 between the Company and Standard Federal Bank N.A.

EXHIBIT 10.2      Promissory Note (Line of Credit), dated September 7, 2004.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           TECHTEAM GLOBAL, INC.



                                           By:        /s/ Michael A. Sosin
                                                 -------------------------------
                                                  Michael A. Sosin
                                                  Secretary

Date:  September 20, 2004


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.1              Business Loan Agreement, dated September 7, 2004 between the
                  Company and Standard Federal Bank N.A.

10.2              Promissory Note (Line of Credit), dated September 7, 2004


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